                                                                      Exhibit 24

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March,
                                                              ---
2002.






                                             /s/ Jameson A. Baxter
                                             ---------------------
                                              Jameson A. Baxter

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March,
                                                              ---
2002.






                                             /s/ Richard G. Cline
                                             --------------------
                                              Richard G. Cline

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March,
                                                              ---
2002.






                                             /s/ Gary L. Crittenden
                                             ----------------------
                                              Gary L. Crittenden

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March,
                                                              ---
2002.






                                             /s/ James A. Henderson
                                             ----------------------
                                              James A. Henderson

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March,
                                                              ---
2002.






                                             /s/ Gregory P. Josefowicz
                                             -------------------------
                                              Gregory P. Josefowicz

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March,
                                                              ---
2002.






                                             /s/ Neil S. Novich
                                             ------------------
                                              Neil S. Novich

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March,
                                                              ---
2002.






                                             /s/ Jerry K. Pearlman
                                             ---------------------
                                              Jerry K. Pearlman

                               RYERSON TULL, INC.

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Ryerson Tull, Inc., a Delaware corporation, do hereby nominate, constitute and appoint Jay M. Gratz, Neil S. Novich, Terence R. Rogers and Joyce E. Mims, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Ryerson Tull, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Ryerson Tull, Inc. for the fiscal year ended December 31, 1999, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Ryerson Tull, Inc. to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March,
                                                              ---
2002.






                                             /s/ Ronald L. Thompson
                                             ----------------------
                                              Ronald L. Thompson